SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                             -----------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 15, 2001

                           Covanta Energy Corporation
                       (formerly named Ogden Corporation)
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-3122                  13-5549268
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(State or Other Jurisdiction         (Commission File          (IRS Employer
     of Incorporation)                   Number)             Identification No.)


     40 Lane Road, Fairfield, New Jersey                           07004
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   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

      Ogden Corporation - Two Pennsylvania Plaza, New York, New York 10121
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.

         On March 15, 2001, Covanta Energy Corporation issued a press release stating that Covanta Energy Corporation announced its 2001 annual meeting of shareholders, a copy of which is attached hereto as Exhibit A.

         On March 15, 2001, Covanta Energy Corporation issued a press release announcing that Covanta Energy Corporation has named certain executives to key management positions, a copy of which is attached hereto as Exhibit B.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information: Not applicable.

(c) Exhibits: Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 16, 2001

                                    COVANTA ENERGY CORPORATION


                                    By: /s/ Scott G. Mackin
                                        --------------------------------
                                    Name: Scott G. Mackin
                                    Title: President and Chief Executive Officer

                                                                       Exhibit A

                                                             COVANTA ENERGY Logo

FOR IMMEDIATE RELEASE
---------------------



                           COVANTA ENERGY CORPORATION
                  ANNOUNCES 2001 ANNUAL MEETING OF SHAREHOLDERS


New York, N.Y., March 15, 2001 - Covanta Energy Corporation (NYSE: COV) today announced that its 2001 Annual Meeting of Shareholders will be held at the Essex House Hotel, 160 Central Park South in New York City, on Wednesday, May 23, 2001 at 9:30 a.m. Eastern Daylight Time. Shareholders of record at the close of business on April 9, 2001 will be entitled to vote at this meeting.

                                      * * *

Covanta Energy Corporation (NYSE: COV), formerly Ogden Corporation, is an internationally recognized developer, owner and operator of independent power projects and related infrastructure. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures.

The Company changed its name to Covanta Energy Corporation, effective March 14, 2001. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (866-268-2682).


Contacts:   Investor Relations:
            ------------------
            Louis M. Walters, 973-882-7260

            Media Relations:
            ---------------
            Eric Berman, Adam Weiner, David Lilly
            Kekst & Company, 212-521-4800



                                      # # #

                                                                       Exhibit B

                                                             COVANTA ENERGY Logo

FOR IMMEDIATE RELEASE
---------------------



                   COVANTA ENERGY CORPORATION NAMES EXECUTIVES
                           TO KEY MANAGEMENT POSITIONS

              -- Appointments Reflect Company's Focus on Energy --


NEW YORK, MARCH 15, 2001 - In a move reflecting the Company's transformation to a pure-play energy company, Covanta Energy Corporation (NYSE: COV), formerly known as Ogden Corporation, today announced a series of appointments to its senior management team, effective immediately. Appointments of experienced Ogden Energy executives to senior positions within Covanta Energy Corporation include:
Bruce W. Stone as Executive Vice President and Chief Administrative Officer; Jeffrey R. Horowitz as Senior Vice President for Legal Affairs; William Whitman as Senior Vice President for Strategic Planning and Business Development; Paul
B. Clements as Senior Vice President overseeing the Company's Independent Power business; and Anthony J. Orlando as Senior Vice President overseeing the Company's Waste-to-Energy business. In addition, Stephen M. Gansler has joined Covanta Energy as Vice President for Human Resources.

The Company changed its corporate name to Covanta Energy Corporation, effective yesterday, March 14, 2001.

"For those who have followed the growth and success of our energy business over the past fifteen years, Bruce, Jeff, Bill, Paul and Tony are familiar faces," said Scott G. Mackin, President and Chief Executive Officer of Covanta Energy Corporation. "All have shouldered substantial responsibility for the development of our energy operations and have played key leadership positions during the transformation of our Company into a pure-play energy company. They bring long-standing operational and project experience in energy to their new roles, and I am confident that their skill and commitment will serve as a strong foundation to our future growth. I am also very pleased to welcome Stephen M. Gansler to Covanta Energy as Vice President for Human Resources. Stephen brings over twenty years of experience to his role, the result of a diverse series of human resources assignments with Johnson & Johnson. Today's announcements, and the recent addition of our Chief Financial Officer Ed Moneypenny, underscore both the depth of Covanta Energy's expertise in the energy industry and the seasoned experience of our management team."

Bruce W. Stone, Covanta Energy Corporation Executive Vice President and Chief Administrative Officer, served previously as Executive Vice President and Managing Director of Ogden Energy Group Inc. (OEG) and its subsidiaries. Among other duties in that capacity, he was responsible for OEG's waste-to-energy business, which included oversight of the operation and management of the company's 26 domestic waste-to-energy facilities.

Mr. Stone joined OEG in 1983 as Vice President and General Counsel. Prior to joining OEG, Mr. Stone served as an attorney at Ogden Corporation, beginning in 1976. A member of the New York Bar Association, Mr. Stone earned a B.A. in political science from Clark University in Worcester, Massachusetts, and a J.D. degree from the Washington College of Law at the American University in Washington, D.C.

Jeffrey R. Horowitz, Covanta Energy Corporation Senior Vice President for Legal Affairs, served previously as Executive Vice President, General Counsel and Secretary of OEG, where he had oversight of the Company's legal matters. He joined OEG in 1991.

Prior to joining OEG, he had been a partner with the Philadelphia law firm of Schnader, Harrison, Segal and Lewis since 1983, having joined that firm as an associate in 1975. Mr. Horowitz primarily practiced in corporate and project finance, mergers and acquisitions and SEC reporting. A member of the American Bar Association, Mr. Horowitz earned a B.A. in economics and a J.D. degree from the University of Pennsylvania.

William Whitman, Senior Vice President of Strategic Planning and Business Development, previously served as Executive Vice President and Chief Financial Officer for OEG. Mr. Whitman was responsible for all financial functions, including financial reporting, financial planning and budgeting. He also played a key role in both structuring and negotiating several OEG transactions.

Mr. Whitman joined OEG in 1987 as Director, Administration, where he implemented and ran financial reporting and control functions and was responsible for administering project agreements and client relations. His previous employment was with General Chemical Corporation, where he served as Manager of Financial Planning and Analysis in 1986; and in 1987 as Division Controller. Mr. Whitman earned a Master of Science in Industrial Administration (MBA) at Carnegie Mellon University with elective emphasis on corporate finance, accounting, and economics. He earned a B.S. in Environmental Engineering at Syracuse University.

Paul B. Clements, Senior Vice President of IPP operations, served previously as President of Ogden Energy West, Inc. and as an Executive Vice President of OEG. In this capacity, he served as the principal officer responsible for independent power and other business activities for the west region, which includes the Americas and Europe. He led the successful acquisition by OEG of numerous IPP projects, and those projects' subsequent operation.

Prior to joining Ogden Corporation, Mr. Clements was responsible for strategic planning and acquisitions for PRC Business Information Systems and was a senior consultant with Arthur Andersen and Co. Mr. Clements earned a B.A. and M.B.A. from the College of William and Mary in Virginia.

Anthony J. Orlando, Senior Vice President of the Company's Waste-to-Energy operations, served previously as an Executive Vice President of OEG, where he oversaw the business aspects of the waste-to-energy business, including client relations, asset management, and financial reporting.

Mr. Orlando joined OEG in 1987 as a project manager and was promoted to Vice President, Project Management in 1993. During his eight years in the project management group, he successfully managed the design and construction of the Company's two largest waste-to-energy projects. He was promoted to Vice President, Regional Business Manager in 1995, and then to Senior Vice President, Waste-to- Energy business management in 1996. Mr. Orlando earned a B.S. in civil engineering from Villanova University in Villanova, Pennsylvania, and a M.B.A. in Finance from Seton Hall University in South Orange, New Jersey. He is a licensed professional engineer in the Commonwealth of Virginia.

Stephen M. Gansler joins Covanta Energy after more than twenty years in human resources at Johnson & Johnson, where he most recently served as Worldwide Vice President, Human Resources, and a member of the Management Board of the company's DePuy, Inc. subsidiary. Previously, Mr. Gansler served in similar capacities at Johnson & Johnson's healthcare, vision products, orthopedics and consumer products subsidiaries. Mr. Gansler holds a Bachelor of Industrial Administration from General Motors Institute, an M.B.A. from Seton Hall University, and a J.D. degree, also from Seton Hall.

                                      * * *

Covanta Energy Corporation (NYSE: COV), formerly Ogden Corporation, is an internationally recognized developer, owner and operator of independent power projects and related infrastructure. The Company's independent power business develops, structures, owns, operates and maintains projects that generate power for sale to utilities and industrial users worldwide. Its waste-to-energy facilities convert municipal solid waste into energy for numerous communities, predominantly in the United States. The Company also offers single-source design/build/operate capabilities for water and wastewater treatment infrastructures.

The Company changed its name to Covanta Energy Corporation, effective March 14, 2001. Additional information about Covanta can be obtained via the Internet at www.covantaenergy.com, or through the Company's automated information system at 866-COVANTA (866-268-2682).


Contacts:   Investor Relations:
            ------------------
            Louis M. Walters, 973-882-7260

            Media Relations:
            ---------------
            Eric Berman, Adam Weiner, David Lilly
            Kekst & Company, 212-521-4800


                                      # # #